UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110
Tampa, Florida 33612
(Address of Principal Executive Offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on December 11, 2024, TuHURA Biosciences, Inc. (“TuHURA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among TuHURA, Kineta, Inc., a Delaware corporation (“Kineta”), Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA (“Merger Sub I”), Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of TuHURA (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”), as amended on May 5, 2025 (the “Merger agreement”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub I will merge with and into Kineta (the “First Merger”), with Kineta being the surviving corporation of the First Merger and known as the “Surviving Entity”; and immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Entity will merge with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Mergers”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2025, TuHURA convened its 2025 Special Meeting in Lieu of an Annual Meeting of the Stockholders (the “Special Meeting”), at which TuHURA’s stockholders voted on the proposals set forth below, including proposals relating to the Merger Agreement. The proposals are described in detail in TuHURA’s definitive proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission (the “SEC”), most recently amended on May 8, 2025 and declared effective May 14, 2025 (as amended, the “Proxy Statement”) and first mailed to TuHURA’s stockholders on May 23, 2025. The final voting results regarding each proposal are set forth below.

Present at the reconvened Special Meeting, in person or by proxy, were holders of 29,134,982 shares of TuHURA’s Common Stock, representing at least one-third of the voting power of the capital stock issued and outstanding and entitled to vote at the Special Meeting as of May 15, 2025 (the “Record Date”), which constituted a quorum for the transaction of business.

The voting results for each item of business voted upon at the Special Meeting were as follows:

Proposal No. 1: To amend the Articles of Incorporation, as amended, of TuHURA to increase the number of authorized shares of TuHURA Common Stock from 75 million shares to 200 million shares (the “Authorized Share Increased Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,531,894	568,157	34,930	-

As a result, the Authorized Share Increase Proposal was approved by the requisite vote of TuHURA’s stockholders.

Proposals No. 2: To approve the reincorporation of TuHURA from Nevada to Delaware (the “Delaware Conversion Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,703,577	73,058	8,289	5,350,058

As a result, the Delaware Conversion Proposal was approved by the requisite vote of TuHURA’s stockholders.

Proposal No. 3: To elect the six directors nominated to service until the 2026 annual meeting of the stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

	Votes For	Abstentions	Broker Non-Votes
James Bianco, M.D.	21,629,699	2,155,225	5,350,058
James Manuso, Ph.D., MBA	21,730,343	2,054,581	5,350,058
Alan List, M.D.	21,678,666	2,106,258	5,350,058
George Ng	21,643,531	2,141,393	5,350,058
Robert E. Hoffman	21,730,746	2,054,178	5,350,058
Craig Tendler, M.D.	21,678,617	2,106,307	5,350,058

As a result, each of the six director nominees was elected by the requisite vote of TuHURA’s stockholders.

Proposal No. 4: To approve, on a non-binding advisory basis, the compensation for our named executive officers (the “Executive Compensation Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,009,852	2,759,302	15,764	5,350,058

As a result, the Executive Compensation Proposal was approved by the requisite vote of TuHURA’s stockholders.

Proposal No. 5: To ratify the appointment of Cherry Bekaert LLP as TuHURA’s independent registered public accounting firm for fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,867,309	247,821	19,851	-

As a result, the Auditor Ratification Proposal was approved by the requisite vote of TuHURA’s stockholders.

Following receipt of stockholder approval of the Authorized Share Increase Proposal, TuHURA and Kineta expect to consummate the Mergers as soon as possible, subject to the satisfaction or waiver of the remaining closing conditions under the Merger Agreement.

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, TuHURA and Kineta issued a joint press release announcing the results of each company’s respective special meetings of the stockholders. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No

99.1	Press Release, dated June 23, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the safe harbor provisions. Statements included herein are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of TuHURA. In some cases, you can identify these statements by terminology such as “may,” “should,” “plans,” “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend,” including their opposites or similar phrases or expressions. TuHURA cautions investors that any forward-looking statements, including statements related to the Mergers, the anticipated completion and timing of the Mergers, the anticipated benefits of the Mergers, the anticipated impact of the Merger on TuHURA’s business and future financial and operating results, the expected amount and timing of synergies from the Mergers, the anticipated closing date for the Mergers and other aspects of TuHURA’s operations, development programs, or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond TuHURA’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements, which speak only as of the date of this Form 8-K. These factors, risks and uncertainties include, but are not limited to: the completion of the Mergers on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect TuHURA’s business, financial condition, development programs, operating results and the price of its common stock. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of TuHURA described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed TuHURA them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond TuHURA’s control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and TuHURA assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date:	June 23, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn Title: Chief Financial Officer